                                                                   EXHIBIT 99(a)

            SECTION 906 CERTIFICATION BY THE CHIEF EXECUTIVE OFFICER


           I, Timothy W. Byrne, Chief Executive Officer of United States Lime & Minerals, Inc. (the "Company"), hereby certify that to my knowledge:

          (1) The Company's periodic report on Form 10-Q for the quarterly period ended June 30, 2002 (the "Form 10-Q") fully complies with the requirements of Section 13 (a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

          (2) The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.



               Dated:  August 13, 2002                   /s/ Timothy W. Byrne
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                                                            Timothy W. Byrne